Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Rockefeller Equity Allocation Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated July 27, 2022
to the Summary Prospectuses, Prospectus and Statement of Additional Information
dated March 30, 2022

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Rockefeller & Co. LLC (the “Adviser”), the investment adviser to the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each, a “Fund,” and collectively, the “Funds”), has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of the Funds and their shareholders that the Funds be closed to new purchases, except for purchases made through an automatic investment program or the reinvestment of any distributions, as of the close of business on July 27, 2022 (the “Closing Date”) and liquidated as series of the Trust effective as of the close of business on August 26, 2022 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated. Pursuant to the Plan and in anticipation of the Funds’ liquidation, the Funds will be closed to new purchases, except for purchases made through an automatic investment program or a purchase exception that is approved by Trust officers, effective as of the close of business on the Closing Date, after which each Fund’s assets may be entirely invested in money market instruments or held in cash. Accordingly, the Funds will no longer be pursuing their investment objectives. However, any distributions declared to shareholders of the Funds after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the respective Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Funds will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of the Funds until the Liquidation Date, as described in “How to Redeem Shares” in the Funds’ Prospectus.

Pursuant to the Plan, if the Funds have not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the respective Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Funds at 1-855-369-6209.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for reference.